UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 24, 2019
Date of Report (Date of earliest event reported)
Healthpeak Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street, Suite 1200
Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 407-0700
(Registrant’s telephone number, including area code)

HCP, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
On October 30, 2019, HCP, Inc. changed its corporate name to Healthpeak Properties, Inc. and announced the promotion of Scott M. Brinker, as further described below.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 24, 2019, the Board of Directors of Healthpeak Properties, Inc., formerly HCP, Inc. (the “Company”) approved the promotion of Scott M. Brinker, the Company’s current Executive Vice President and Chief Investment Officer, to serve as President and Chief Investment Officer, effective January 1, 2020. Thomas M. Herzog will continue to serve as the Company’s President and Chief Executive Officer until January 1, 2020, after which date he will continue to serve as the Company’s Chief Executive Officer.
Biographical information regarding Mr. Brinker can be found in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2019 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2019.
There are no arrangements or understandings between Mr. Brinker and any other persons pursuant to which he is being appointed as President and Chief Investment Officer. There are also no family relationships between Mr. Brinker and any director or executive officer of the Company and Mr. Brinker has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 30, 2019, the Company filed Articles of Amendment (the “Articles of Amendment”) to the Company’s Articles of Restatement with the State Department of Assessments and Taxation of Maryland (“SDAT”) to change the Company’s name from “HCP, Inc.” to “Healthpeak Properties, Inc.” The Articles of Amendment became effective upon acceptance by SDAT. In addition, the Company amended and restated its Fifth Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), effective October 30, 2019, solely to reflect the name change.
The foregoing summary of the Articles of Amendment and the Bylaws is qualified in its entirety by reference to the full text of the Articles of Amendment and the Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and each of which is incorporated herein by reference.
Item 7.01    Regulation FD Disclosure.
On October 30, 2019, the Company issued a press release announcing the corporate name change and the leadership changes set forth in Item 5.02 herein. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information set forth in this Item 7.01 and the related information in Exhibit 99.1 are being furnished herewith, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.
Item 8.01    Other Events.
In connection with the name change set forth in Item 5.03 herein, the Company’s common stock is expected to begin trading on the New York Stock Exchange under the name “Healthpeak Properties, Inc.” and ticker symbol “PEAK” on November 5, 2019. The new CUSIP for the Company’s common stock is 42250P 103.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to Articles of Restatement of HCP, Inc., as filed with the State Department of Assessments and Taxation of Maryland on October 30, 2019
3.2	Sixth Amended and Restated Bylaws of Healthpeak Properties, Inc., as amended through October 30, 2019
99.1	Press Release dated October 30, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHPEAK PROPERTIES, INC.

Date: October 30, 2019	By:	/s/ Troy E. McHenry
	Name:	Troy E. McHenry
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary